Exhibit 99.2

Outline of Slides for the
IPAA Oil and Gas Investment Symposium

Slide 1 - TXCO Resources Inc.
  IPAA Oil and Gas Investment Symposium
  October 1-3, 2007, San Francisco

Slide 2 - Corporate Information
•	Headquarters: TXCO Resources Inc.; 777 E. Sonterra Blvd., Suite 350;
San Antonio, Texas 78258; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
•	Contacts: James E. Sigmon, Chairman, President & CEO, jsigmon@txco.com
Roberto R. Thomae, Vice President, Capital Markets, bthomae@txco.com
•	NASDAQ Listed, a NASDAQ Global Select Company
•
Forward-Looking Statements:  Information presented herein that is not historical, including statements regarding TXCO's or management's  intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns affecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results  is included  in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2006 and Form 10-Q for the quarter ended June 30, 2007. These reports and TXCO’s previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's Web site at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - Our Winning Equation: (TxC)+O=Growth
Technology With Capital Plus Opportunity = Growth

Slide 4 - Our Long-Term Strategies to Achieve Greater Shareholder Value
•	Apply New Technology and Knowledge To Overlooked Opportunities
•	Generate Strong ROI Through Successful CAPEX Deployment

Slide 5 - TXCO's History of Production Replacement
Slide contains a bar chart indicating wells drilled, sales, reserves added, 1P reserves and production replacement by year for 2001 thought 2006, and for 1st half 2007.  Actual number are not shown on the slide except for 1) wells drilled -- as follows: 2001 -- 73; 2002 -- 41; 2003 -- 80; 2004 -- 69; 2005 -- 52; 2006 -- 58; and 1H07 -- 49; and 2) production replacement rates -- as follows: 2001 -- 339%; 2002 -- 347%; 2003 -- 200%; 2004 -- 295%; 2005 -- 161%; 2006 -- 135%; and 1H07 -- 1153%*. Bars indicate 1) growth in sales from about 3 bcfe in 2001 to about 6 bcfe in 2006; 2) reserves added ranging from about 6 bcfe in 2005 to about 38 bcfe in 2007; and 3) growth in year-end reserves from under 13 bcfe in 2001 to about 79 bcfe at 1H07.
•	Output acquisition accelerates TXCO's ongoing organic growth
* Includes 36.2 bcfe gain from Output acquisition

Slide 6 - Proved Reserves, Production Continue Growth
Slide contains two bar charts: 1) indicating Proved Reserves in bcfe by year for oil and gas for 2001 through 2006 and 1H07, as follows:  Oil -- 2001 - 1.8, 2002 - 8.9, 2003 - 12.8, 2004 - 20.2, 2005 - 29.6, 2006 - 33.5, and 1H07 - 47.8;  Gas -- 2001 - 11, 2002 - 14.7, 2003 - 15.6, 2004 - 17.7, 2005 - 9.9, 2006 - 7.9, and 1H07- 30.5; and 2) indicating oil and gas sales in bcfe, by year for 2001 through 2006 and 1H07, as follows:  Oil -- 2001 - 0.3, 2002 - 1.9, 2003 - 2.7, 2004 - 1.9, 2005 - 2.4, 2006 - 4.7, and 1H07 - 2.4;  Gas -- 2001 - 2.7, 2002 - 2.5, 2003 - 2.1, 2004 - 3, 2005 - 2.2, 2006 - 1.1, and 1H07- 0.9.

Slide 7 - Achieving Strong ROI on CAPEX
Slide contains a bar chart showing the growth in capital expenditures from under $13 million in 2001 to about $50 million in 2006 and an estimate of about $85 million for 2007.  The bar chart is overlaid with two line charts showing: 1) cash margin per mcfe ranging between about $2 in 2002 and about $7 in 2006; and 2) DD&A per mcfe ranging from about $1 in 2001 to about $4 in 2006.
•	6-Year Full-Cycle ROI 200%
•
Cash margin is revenue less operating expenses less production taxes less 90% of general and administrative costs, all reported on a per unit of production measurement.  Full-cycle ROI is the weighted average of the cash margin divided by the weighted average of DD&A/mcfe.

Slide 8 - Revised CAPEX Budget: $85-90 Million
Slide contains a pie chart with wedges labeled as follows:
•	Glen Rose 49 wells, including:
•	38 Maverick Basin Porosity wells
•	4 East Texas Fort Trinidad wells
•	$47.3 million -- 53%
•	South Texas / Louisiana -- 7 Wells -- $3.3 million -- 4%
•	Midcontinent -- 5 Wells -- $5.3 million
•	Pearsall -- 4 wells -- $7.8 million
•	Georgetown -- 10 Wells -- $5.5 million
•	Leasehold and Infrastructure -- $11.4 million
•	Other -- $3.3 million
•	Pena Creek -- 7 Wells -- $2.3 million
•	Marfa -- Frac -- no $'s shown
•	San Miguel Oil Sands Leasehold and Equipment, 13 Wells -- $2.8 million -- 3%

Slide 9 -Current Profile: TXCO Today
•	U.S.-Focused E&P Growth Company
•	Daily Production -- 2Q07
•	Oil: 2,644 bopd
•	Gas: 7.1 mmcfd
•	Diversified Exploration, Exploitation And Development Inventory
•	1,000s of well locations
•	78.3 bcfe 1P reserves
•	Established, Long-Term Growth Record
•	34 million shares outstanding
•	61% institutionally owned

Slide 10 - Current Profile: Focused Growth
Map of Texas and Oklahoma with five focus areas indicated as follows: 1) Maverick Basin Core Focus Area, 2) Marfa Basin, 3) Midcontinent, 4) Fort Trinidad, and 5) South Texas; and additionally noting:
•	1 million gross acres under lease (725,000 net acres)
•	75% of interests effectively operated

Slide 11 - Multiple Conventional And Unconventional Prospects
1.	Maverick Basin
•	Conventional -- Glen Rose Porosity oil play
•	Unconventional -- Oil Sands resource plays
•	Unconventional -- Pearsall shale gas resource play
2.	East Texas
•	Conventional -- Glen Rose Shoals / Fort Trinidad Field
3.	Marfa Basin
•	Unconventional -- Barnett / Woodford shales resource play

Slide 12 - The Maverick Basin Remains TXCO's Core Operating Area
Map of TXCO's Maverick Basin acreage block that indicates by shading or outline the acreage where:
TXCO has all rights; TXCO's oil sands (50% WI); TXCO has shallow rights and is covered by EnCana joint venture (50% working interest, deep rights only); TXCO has shallow rights only; TXCO's Glen Rose and San Miguel waterflood (where EnCana has all other zones); TXCO has all shallow rights through the Glen Rose (EnCana has deeper zones); TXCO is operator (15% WI); and acreage covered by 3-D seismic data. The map also indicates the relative position of the Eagle Pass, Texas and Piedras Negras, Mexico communities.
•	Maverick Basin Acreage Block
•	704,300 gross acres
•	598,600 net acres
•	603,000 acres 3-D seismic coverage

Slide 13 - Gas Pipeline Strengthens TXCO's Maverick Basin Position
Map of pipeline superimposed over Maverick Basin lease map, indicating TXCO acreage, TXCO's gas pipeline system, other gas and oil pipelines, compressor stations and gas delivery points, as well as indicating the relative location of Eagle Pass and Carrizo Springs in Texas and Piedras Negras in Mexico.
•	Strong infrastructure, 100% WI
•	Operational synergies
•	91-mile system provides:
•	Higher netback
•	U.S. / Mexico markets
•	Ongoing cost savings
•	Multiple delivery points
•	35 mmcfd current capacity
•	33% capacity utilization
•	100 mmcfd capacity potential
•	Enhanced basin-wide production monitoring

Slide 14 - Maverick Basin's Core Focus: Glen Rose Porosity Oil Play
Picture of seismic data for a portion of the Maverick Basin lease with a span of 30 miles indicated with TXCO wells drilled for 2002 through 2007, wells currently drilling, focus areas and porosity traps indicated.
•	Porosity has produced 4.2 million bbls since 2002 discovery
•	90 TXCO wells drilled to date
•	80% success rate
•	32 wells spudded in 2007
•	38-well target in 2007
•	1 rig running
•	300+ potential drilling locations in inventory
•	300,000+ gross acres
•	August 2007 sales: 2,450 bopd

Slide 15 - 3-D Seismic Reveals Porosity's Linear Features
Close up of seismic data for a portion of the lease with Porosity 'traps,' a horizontal wellbore and a 3-mile span indicated.
•	Enhanced seismic imaging improves horizontal well placement

Slide 16 - Glen Rose Porosity Production Type Curve -- Actual
Line chart indicating production curves for the types of wells indicated in the table.  Also each line is marked with a star indicating the payout point.
•	GR Porosity Type Well EUR: 128,000 bbls
•	Payout based on 41 MBbls @ $50 / bbl
•	Drilling costs -- horizontal, $1.3 - $1.5 million
•	Implied IRR: 80 - 60%

Type	No. Wells	Cum Prod.	EUR*
Best Well		319 MB	449 MB
Horz>1,000' in Zone	7	186 MB	227 MB
Horz < 1000' in Zone	24	87 MB	112 MB
Vertical	15	92 MB	95 MB
Horz < 200' in Zone	16	46 MB	57 MB
Horz -- Not in Zone	6	30 MB	30 MB

Total Commercial Wells	68
* Estimates prepared by independent reservoir engineers

Slide 17 - Maverick Basin's Oil Sands Resource Play
Map of portion of our Maverick Basin leasehold indicating tar sands deposit by outline (170,000 acres), the 50' contour line (123,000 acres), the AMI by outline (68,000 acres), the TXCO / Pearl joint acreage (36,000 acres) by shading, TXCO's acreage prospective for oil sands (41,000 acres, 100%) by shading, and outlining the area of heavy oil deposit (6,000 acres) .
•	Tar Sand
•	0 degree API gravity
•	7-10 billion Bbls* estimated in place*
•	TXCO operator (50% WI), JV with Pearl E&P
•	Analogous to Athabasca's Cold Lake Field
•	Heavy Oil
•	10 - 14 degree API gravity
•	100 million bbls estimated in place*
•	TXCO 100% WI
* Revised internal estimates based on advanced geologic review

Slide 18 - Tar Sand Pilots (0 degree API Gravity)
Slide contains a chart titled "San Miguel Tar Sand Temperature - Viscosity Profile Optimum Operating Parameters*", showing  viscosity (cP) as a function of temperature (F) and indicating 1) motor oil = 100 cP, 2) water = 1 cP, 3) current temp of 270 degrees, and 4) target temp of about 390 to 455 degrees.
•	1st Pilot -- Cyclic Steam -- Adding 3 Wells, Greater Steam Capacity
•	3rd production phase under way
•	Initial refiner oil pricing ~$15 WTI differential
•	2nd Pilot --FAST -- Scheduled 2007-2008 At Undip Location
•	~16 new wells
•	Shallower depth offers operating efficiencies
•	FAST technique: Fracture Assisted Steamflood Technonogy
* Source: Weatherford San Miguel EOR project

Slide 19 - Recent Canadian Tar Sands Sales of Non-Producing Assets
Slide contains a bar chart titled "Prices paid per barrel in ground," showing EV/3P Reserves in Canadian $'s, as follows: 1) Jul 06 -- Korea National Oil / Newmont Mining Corp. at about $1.22, 2) Oct 06 -- ConocoPhillips / EnCana Corporation at about $1.01, 3) Mar 07 -- Enerplus Resources / Kirby Oil Sands at about $0.82, 4) Apr 07 -- Statoil / North American Oil Sands at about $1.00, 5) May 07 -- Petrobank / Whitesands at about $1.17, and 6) Jun 07 -- MEG Energy / Paramount-Surmont at about $0.69. Also indicating an average price of C$0.99/bbl.
•	Maverick Basin Tar Sands
•	TXCO estimates 2-3 billion BO in place net to its interest
•	Conoco pilots (1970s-1980s) produced>300,000 BO using FAST technique
•	Source: See BMO Capital Markets, June 29, 2007, report regarding TXCO's tar sand project for details on specific companies' oil sand transactions referred to above.

Slide 20 - San Miguel Tar Sand -- 1st Pilot Cyclic Steam Stimulation
Slide contains drawings illustrating phases of a cyclic steam stimulation project.
•	Steam Injection -- condensed steam enters from steam generator and is injected into the formation through the well bore, heating the zone of thick oil.
•	Soak -- area is heated by convection from hot water.
•	Oil Production -- Condensed steam and thinned oil is produced through the same well bore.
*           Source: National Energy Technology Laboratory.  See addendum for expanded explanation.

Slide 21 - San Miguel Tar Sand -- 2nd Pilot FAST Recovery Technique
Slide contains drawings illustrating two phases of this project.
•	Preliminary Phase -- Reservoir pre-heated by steam injected through induced fractures linking wells.
•	Final Phase -- Wellbores fully perforated, reduced injection pressure collapses fractures, steamflood pushes oil to producing wells.

Slide 22 - Heavy Oil Pilot -- 3rd Pilot -- (10-14 degree API Graity)
•	Drilled Two 2,000' Horizontal Laterals at 150' Depth
•	Drilled from surface through zone and back to surface
•	Laterals spaced 200 feet apart
•	Drilled Five Vertical Wells Adjacent to Laterals
•	Spaced 25' to 100' from laterals
•	Will be used initially to monitor heat propagation
•	Will convert to producing wells in production phase
•	Currently Procuring Steam Generation Equipment
•	Hydrogen peroxide thermal stimulation technique expected to offer cost savings, environmentally friendly
•	Refurbishing 500+ Horsepower Drilling Rig To Commence Additional Drilling, 4Q07

Slide 23 - Pearsall Shale Gas Resource Play
Map of TXCO's Maverick Basin lease area that indicates by shading TXCO rights on certain acreage -- as on Slide 12.  Anadarko and Cornerstone acreage acquisitions and drilling focus are also shown. Also indicates by dots: permitted wells and active wells.
•	Historical production averaged 0.4 bcfe from 50+ vertical wells completed prior to 3-D seismic, underbalanced drilling, fracturing or horizontal drilling
•	EnCana / TXCO horizontal well -- 1st completion (James Lime) under evaluation; 2nd lateral (Pearsall) scheduled
•	4Q06 -- 1st EnCana / TXCO vertical well tested gas
•	TXCO vertical well now drilling
•	Cornerstone (ex-EnCana management) acreage acquisition / drilling focus, first well in completion
•	Anadarko acreage acquisition / drilling focus, 9 wells permitted, including 1 horizontal well, 5 vertical wells drilled to date

Slide 24 - Pearsall Type Log From Historical Production
Slide contains logs for the Los Cuatros Field (early 1970s).
•	20+ bcfe production
•	50+ vertical wells
•	Prior to advanced completion and stimulation technology
•	Mud log confirms strong gas shows throughout Pearsall interval source rock
•	Known geochemistry:
•	High gas-in-place potential
•	Organically rich
•	Thermally mature -- in gas window
•	600-700 feet thick

Slide 25 - Pearsall Shale Gas Resource Play
•	Unconventional Tight Gas
•	Blanket presence -- overpressured formation
•	Thermally mature -- in gas window
•	TXCO Exposed to 500+ Locations on 180,000+/- Acres
•	2007 -- 4 wells planned:
•	TXCO (100% WI) vertical, now drilling
•	TXCO (100% WI) horizontal re-entry, now drilling
•	EnCana / TXCO (50% WI) horizontal, awaiting 2nd lateral
•	EnCana / TXCO (50% WI) horizontal, to spud in October
•	100 / 300 bcf / Section, Estimated Gas in Place, Per EnCana, Cornerstone and Anadarko Estimates
•	Anadarko Holds 330,000+ Acres Targeting the Pearsall
•	9 wells permitted, 4 vertical wells drilled / in completion, 1 horizontal well under way, drilling ongoing
•	Cornerstone (Ex-EnCana Management) Holds 190,000+ Acres Targeting Cretaceous and Jurassic Intervals
•	Frac pending on 1st vertical Pearsall well

Slide 26 - Fort Trinidad Area Objectives Similar to Maverick Basin
Map of TXCO's Ft. Trinidad lease area that also indicates the acreage covered by 3-D seismic data.
•	TXCO Acreage Block
•	18,200 gross acres
•	8,300 net acres
•	19,200 acres 3-D seismic coverage
•	Target prospects:
•	Upper Glen Rose
•	Woodbine / Dexter
•	Buda / Austin Chalk
•	Deep Bossier

Slide 27 - Core Areas Provide Geologic Synergy
Drawing showing the relative positions of the following geologic formations:  (1) in the Maverick Basin: Escondido, Olmos / CBM, San Miguel, Anacacho, Austin Chalk, Eagle Ford, Buda, Del Rio, Georgetown, Pryor, McKnight, Glen Rose, Pearsall / James, Pine Island, Sligo, Hosston and Jurassic;  (2) in the Fort Trinidad Basin: Navarro,Taylor, Pecan Gap, Austin Chalk, Eagle Ford / Woodbine, Buda, Del Rio, Georgetown, Edwards, Glen Rose, James, Pine Island, Pettet, Hosston, and Bossier. It also indicates those formations with gas production (shown in italics above) and with oil production (shown in bold above).

Slide 28 - Fort Trinidad Type Log Confirms Gas-Bearing Shoals
Slide shows a log indicating gas shows over an interval of about 760 feet.
•	Fort Trinidad's stacked Glen Rose shoals targeted for development with horizontal drilling 2H07
•	Glen Rose C shoal, unitized main field pay, has produced ~160 bcfe since the 1960s

Slide 29 - Horizontal Drilling Offers New Potential in Fort Trinidad Field
Map of TXCO's Ft. Trinidad lease area that indicates productive vertical wells, logged gas shows, prospective horizontal wells, and a span of 8.5 miles.
•	First horizontal well spudded
•	Five stacked, gas charged Glen Rose shoals, A through E
•	Historical gas production to date from vertical C shoal wells
•	B shoal covers large area with strong gas shows and well control

Slide 30 - Marfa Basin Lease Block (50% WI in 147,000 Acres)
Inset map of a portion of the Ouachita Thrusts; indicating the Marathon and Llano uplifts; the Marfa, Delaware, Val Verde, Kerr, Fort Worth and Arkoma basins, and locations where Barnett and Woodford Shales have been developed.  Enlargement map indicating a 25-mile span and showing the TXCO, Quicksilver and Carrizo acreage (based on public filings), the relative position of the Marfa and Alpine communities, and the location of the initial re-entry.
•	4Q06 vertical re-entry confirmed gas present
•	3Q07 fracture stimulation, testing under way

Slide 31 - Our Strategies Make Sense
•	In 2006, We Set Records in Revenues, Cash Flow, Reserves and Production
•	In 2007, We Are Accelerating Our Core Drilling Programs and Have Added Output Exploration
•	Our Main Goal Continues to Be Increasing Value for Our Shareholders!

Slide 32 - Achieving Share Value Growth
Line chart shows stock performance for TXCO, TXCO Peers, S&P 500 and Dow Jones from June 2005 through early September 2007.  Beginning and ending prices labeled as $3.99 and $9.01, respectively.  Sections are labeled, as follows:
•	September / October 2005 -- EnCana Sale
•	January / February 2006 -- A.G. Edwards Coverage
•	July 2006 -- A.G. Edwards, BMO, C.K. Cooper Upgrades
•	February 2007 -- Output Acquisition
TXCO Peers -- BEXP, CRZO, CWEI, DBLE, EPEX, GSX, ABP, MCF, NGAS, PLLL, PQ;
Standard & Poor's 500 Stock Index;  Dow Jones Industrial Average
Source: Bloomberg

Slide 33 - Our Winning Equation: (TxC)+O=Growth
Technology With Capital Plus Opportunity = Growth

Slide 34 - Appendix
Visit us on the Web at www.txco.com

Slide 35 - Glossary
•	Acreage Position -- Gross / net mineral acres held under lease or option
•	AMI -- Area of mutual interest
•	bbl -- Barrel of oil, equal to 42 U.S. gallons
•	BO -- Barrels of oil per day
•	bopd -- Barrels of oil per day
•	CAGR -- Compound annual growth rate
•	Cash Flows -- Net cash provided by operating activities
•	Centipoise (cP) -- A measure of the force necessary to move a layer of liquid in relation to another liquid.
•	Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
•
Drillbit Finding / Development Costs -- Per mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added, prior to any revisions in engineering estimates.

•	EBITDA / EBITDAX -- See provided reconciliation of non-GAAP financial measures.
•	EOR -- Enhanced oil recovery, technology used to enhance or prolong oil field production.
•	EUR -- Estimated ultimate recovery, as estimated by independent reservoir engineers.
•	EV -- Enterprise value, equals market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents.
•	FAST -- Fracture-assisted steamflood technology. A heavy oil recovery technique.
•	IRR -- Internal rate of return. A capital budgeting method used by firms to decide whether they should make long-term investments.
•	MB - Thousand barrels of oil
•	mcf -- Thousand cubic feet of gas
•	mmcfd -- Million cubic feet of gas per day
•	mcfe / mmcfe / bcfe / tcfe -- Thousand cubic feet equivalent / million cubic feet equivalent / billion cubic feet equivalent / trillion cubic feet equivalent
•	Proved Reserves -- Interim estimates internally generated. Year-end estimates prepared by independent reservoir engineers. Reserve estimates prepared in accordance with SEC and FASB requirements.
•	ROI -- Return on investment
•	SAGD -- Steam-assisted gravity drainage. A heavy oil recovery technique.
•	TOC -- Total organic carbon present in a formation. A basic chemical analysis of source rock.
•	WI -- Working interest
•	WTI -- West Texas Intermediate, a benchmark crude type used to price other crude oils
•	1P / 2P / 3P -- Proved, probable and possible reserves

Slide 36 - Cyclic Steam Stimulation
San Miguel Oil Sands Cyclic Steam Stimulation ("Huff-and-Puff") (A well-stimulation method)

This method is sometimes applied to heavy-oil reservoirs to boost recovery during the primary production phase.  During this time it assists natural reservoir energy by thinning the oil so it will more easily move through the formation to the injection / production wells.  It can also be used, however, as a single-well procedure.

To utilize this EOR method, a predetermined amount of steam is injected into wells that have been drilled or converted for injection purposes.  These wells are then shut in to allow the steam to heat or "soak" the producing formation around the well.  After a sufficient time has elapsed to allow adequate heating, the injection wells are back in production until the heat is dissipated with the produced fluids.  This cycle of soak-and-produce, or "huff-and-puff," may be repeated until the response becomes marginal because of declining natural reservoir pressure and increased water production.

At this time a continuous steamflood is usually initiated to continue the heating and thinning of the oil and to replace declining reservoir pressure so that production may continue.  When the steamflooding is started, some of the original injection wells will be converted for use as production wells, along with the others drilled or designated for that purpose.

Source:  National Energy Technology Laboratory.

Slide 37 - Maverick Basin Precipitation YTD 2007 -- Record Rainfall Levels
Bar chart indicating rainfall totals per year for 1998 through 2006 and YTD 2007, ranging from a low of about 10 inches in 2006 to a high of about 40 inches in 2004.  Also indicates normal rainfall at about 15 inches and 2007 YTD at 25.74 inches. The YTD 2007 bar is the third highest on the chart.
Source: National Weather Service